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"DRAFT"

PACIFIC INNOVATIONS VARIABLE ANNUITY APPLICATION INSTRUCTIONS

IF SECTIONS 1,5,18 AND 19 ARE NOT FILLED OUT COMPLETELY, APPLICATION MAY NEED TO BE RETURNED FOR COMPLETION.

1.   ANNUITANTS/OWNERS: Maximum age at issue is 80. There are many combinations
2. of owner and annuitant registrations which may result in different consequences. For example, the death of an owner/annuitant may have different consequences than the death of a non-owner annuitant. Joint or contingent owners and/or joint annuitants cannot be named on qualified contracts. For IRAs, owner and annuitant must be the participant. For pension/profit sharing, 401(k) plans, name plan as owner, and participant as annuitant. For 403(b) plans, name participant as both owner and annuitant. Use the Special Requests section to clarify registrations. Spousal signatures may be required for certain actions in qualified contracts. If qualified plan is owner, also complete Qualified Plan Certification form. If trust is owner, also complete Trust Certification form. Consult a tax adviser to properly structure qualified plans and effect transfers.

3. BENEFICIARY: Beneficiaries will be joint primary if no boxes are checked. Joint beneficiaries will share equally with rights of survivorship. For non-qualified contracts, if the owner dies, contract may only be continued if spouse is sole beneficiary. If beneficiary is left blank, default beneficiary will be owner's estate if contract is individually owned. If owner is trust or corporation, default beneficiary will be the owner.

4. CONTRACT TYPE: A conduit IRA is used to move assets from a qualified plan with intent to move the assets to another qualified plan at a later date; subsequent contributions are not permitted. Transfer indicates a trustee to trustee or custodian to custodian transfer only. If initial IRA payment represents both a rollover and a contribution, indicate amounts for each. Ensure the total matches the check. For a SIMPLE IRA, Pacific Life will only act as a non-designated financial institution.

5.   ISSUE STATE: Indicate the state where the application is signed.

6. INITIAL PURCHASE PAYMENT: Indicate the initial purchase payment in U.S. dollars. Initial non-qualified contract minimum $10,000; qualified contract minimum $2,000.

7. REPLACEMENT: Complete and attach a Transfer/Exchange form and any required state replacement forms.

8. OPTIONAL DEATH BENEFIT: Must be chosen at time of issue. If not marked, the option defaults to the standard death benefit. There is an annual charge for this option. Please consult prospectus for charges.

9. TELEPHONE/ELECTRONIC AUTHORIZATION: By checking this box you authorize your designee to give Pacific Life instructions telephonically or electronically. This instruction is valid until you instruct us otherwise.

10. ELECTRONIC DELIVERY AUTHORIZATION: Complete to receive information electronically from our Web site. Primary owner's e-mail address will be used for notification. If not checked, communications will be by regular U.S. mail. This instruction is valid until you instruct us otherwise.

11. ALLOCATION OPTIONS: Allocations must total 100% or equal total purchase payment. If rebalancing, use percentages only. Portfolio managers are:

     Aggressive Equity ......... Alliance Capital
     Emerging Markets .......... Alliance Capital
     Diversified Research ...... Capital Guardian
     Small-Cap Equity .......... Capital Guardian
     International Large-Cap ... Capital Guardian
     Bond and Income ........... Goldman Sachs
     Equity .................... Goldman Sachs
     Multi-Strategy ............ J.P. Morgan Investment
     Equity Income ............. J.P. Morgan Investment
     Growth LT ................. Janus
     Mid-Cap Value ............. Lazard
     Equity Index .............. Mercury
     Small-Cap Index ........... Mercury
     REIT ...................... Morgan Stanley
     International Value ....... Morgan Stanley
     Government Securities ..... PIMCO
     Managed Bond .............. PIMCO
     Money Market .............. Pacific Life
     High Yield Bond ........... Pacific Life
     Large-Cap Value ........... Salomon
     Fixed ..................... Pacific Life

12. REBALANCING: If no date is chosen, rebalancing will occur on the first business day of the frequency selected and every period thereafter. Actual start date may occur after date elected. The Fixed Option may not be rebalanced. Additional purchase payments to accounts other than those selected on this application will not be rebalanced. To change allocations, complete a Transfer and Allocations form.

13. SPECIAL REQUESTS: Use this section to indicate special registrations and other instructions.

14. ANNUITY DATE (Annuity Start Date): Annuity start date cannot be prior to first contract anniversary. For non-qualified contracts, if no date is chosen, annuity date is the annuitant's 95th birthday. For qualified contracts, if no date is chosen, annuity date is the following April 1 of the year after the year in which the annuitant reaches age 70 1/2.

15. PRE-AUTHORIZED CHECKING FOR ADDITIONAL PURCHASE PAYMENTS: Initial minimum purchase may be met over maximum of 12 months. The first purchase payment must accompany this application. Monthly non-qualified contract minimum $800; qualified contract minimum $250.

16. TRANSFERS: Contract must be issued for 30 days. Actual start date may occur after date elected. Minimum source account value $500. Minimum initial transfer amount $250. TRANSFER DOLLARS: Last transfer will occur even if remaining balance is less than the amount selected. TRANSFER PERCENTAGES:
     Annual percentage will be divided by the frequency selected.

17. PRE-AUTHORIZED WITHDRAWALS: Contract must be issued for 30 days. Actual start date may occur after date elected. Minimum withdrawal $250. Annual percentage will be divided by the frequency selected. Payment will be reduced by any taxes if withholding is applicable, and will be taken from all investment options if none is selected. Withdrawals may be taken from qualified contracts if allowed by the plan.

18. STATEMENT OF APPLICANT: Please read this section carefully. All information and signatures MUST be completed.

19.  AGENT'S STATEMENT: Your agent must fully complete and sign this section.

20.  MAILING INSTRUCTIONS: Send this completed application as follows:

APPLICATIONS WITH PAYMENT:                APPLICATIONS WITHOUT PAYMENT:

 AND/OR ADDITIONAL PAYMENTS:                       REGULAR MAIL:
PACIFIC LIFE INSURANCE COMPANY            PACIFIC LIFE INSURANCE COMPANY
       P.O. Box 100060                             P.O. Box 7187
   Pasadena, CA 91189-0060                    Pasadena, CA 91109-7187

     EXPRESS MAIL DELIVERY:                   EXPRESS MAIL DELIVERY:
 PACIFIC LIFE INSURANCE COMPANY           PACIFIC LIFE INSURANCE COMPANY
           C/O FCNPC                     1111 S. Arroyo Parkway, Ste. 205
1111 S. Arroyo Parkway, Ste. 150                Pasadena, CA 91105
      Pasadena, CA 91105
                              www.PacificLife.com

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                         Pacific Life Insurance Company
                         P.O. Box 7187  Pasadena, CA 91109-7187                  PACIFIC INNOVATIONS
                         www.PacificLife.com
                         (800)722-2333 (See instructions for mailing addresses)  VARIABLE ANNUITY APPLICATION
PLEASE TYPE or PRINT. See instructions to assist you in completing this application.
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1.   ANNUITANT   Name (FIRST, MIDDLE INITIAL, LAST)                          Birth Date (MO/DAY/YR)   Phone Number
                                                                             __/__/____               (    )
     -------------------------------------------------------------------------------------------------------------------------------
     Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)     E-Mail Address                          Sex
                                                                                                                   / / M   / / F
     -------------------------------------------------------------------------------------------------------------------------------
     City, State & ZIP Code                                                                         SSN/TIN

------------------------------------------------------------------------------------------------------------------------------------
L    ADDITIONAL ANNUITANT   COMPLETE THIS SECTION TO NAME ADDITIONAL ANNUITANT. NOT APPLICABLE FOR QUALIFIED CONTRACTS.
A    CHECK ONE      / / JOINT   / / CONTINGENT
N    Name (FIRST, MIDDLE INITIAL, LAST)                                                                       Birth Date (MO/DAY/YR)
O                                                                                                             __/__/____
I    -------------------------------------------------------------------------------------------------------------------------------
T    Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)     E-Mail Address                          Sex
P                                                                                                                  / / M   / / F
O    -------------------------------------------------------------------------------------------------------------------------------
     City, State & ZIP Code                                                                         SSN/TIN
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2.   IF OWNER(S) AND ANNUITANT(S) ARE THE SAME, IT IS NOT NECESSARY TO COMPLETE SECTION 2. IF TRUST IS OWNER, ALSO COMPLETE TRUST
     CERTIFICATION FORM.
     OWNER     Name (FIRST, MIDDLE INITIAL, LAST)                              Birth Date (MO/DAY/YR)   Phone Number
                                                                               __/__/____               (    )
     -------------------------------------------------------------------------------------------------------------------------------
     Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)     E-Mail Address                          Sex
                                                                                                                   / / M   / / F
     -------------------------------------------------------------------------------------------------------------------------------
     City, State & ZIP Code                                                                         SSN/TIN

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L    ADDITIONAL OWNER    Name (FIRST, MIDDLE INITIAL, LAST) NOT APPLICABLE FOR QUALIFIED CONTRACTS.
A    CHECK ONE   / / Joint   / / Contingent                                                                   Birth Date (MO/DAY/YR)
N                                                                                                             __/__/____
O    -------------------------------------------------------------------------------------------------------------------------------
I    Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)     E-Mail Address                          Sex
T                                                                                                                  / / M   / / F
P    -------------------------------------------------------------------------------------------------------------------------------
O    City, State & ZIP Code                                                                         SSN/TIN

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3.   BENEFICIARY    Name (FIRST, MIDDLE INITIAL, LAST) IF NO BOXES ARE CHECKED, DEFAULT WILL BE JOINT PRIMARY BENEFICIARIES
                                                                                     Select One        / / Primary    / / Contingent
     -------------------------------------------------------------------------------------------------------------------------------
     ADDITIONAL BENEFICIARY   Name (FIRST, MIDDLE INITIAL, LAST) USE SPECIAL REQUESTS SECTION TO PROVIDE ADDITIONAL BENEFICIARIES OR
                                                               BENEFICIARY INFORMATION.
                                                                                     Select One       / / Primary     / / Contingent
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4.   CONTRACT TYPE SECLECT ONE.
     / /  Non-Qualified               / / SIMPLE IRA                  / / Custodial Held IRA          / / 457
     / /  Conduit IRA                 / / SEP-IRA                     / / 401(a)Pension*              / / Keogh/HR10
     / /  IRA                         / / Contributory Roth IRA       / / 401(k)*                     / / TSA/403(b)
     / /  Conversion Roth IRA __/__/____                              *ALSO COMPLETE QUALIFIED PLAN CERTIFCATION FORM.
     COMPLETE ROTH/SIMPLE FORM IF THE SIMPLE IRA BOX IS CHECKED.

                                                                 QUALIFIED CONTRACT PAYMENT TYPE   IF NO YEAR IS
                                                                 INDICATED, CONTRIBUTION DEFAULTS TO CURRENT TAX YEAR.
                                                                  / / Transfer ..........$____________________
                                                                  / / Rollover ..........$____________________
                                                                  / / Contribution.......$____________________ for tax year_______
                                                                                         $____________________ for tax year_______
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5.   ISSUE STATE   ABBREVIATE STATE               6.  INITIAL PURCHASE PAYMENT   INDICATE THE FORM OF INITIAL PAYMENT.
     NAME WHERE APPLICATION IS SIGNED. __ __          / /  1035 exchange/est transfer $___________   / / Amt. enclosed $__________
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7.   REPLACEMENT   Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction, assuming the contract applied for will be issued?

     / /  Yes  / / No  IF YES, PROVIDE THE INFORMATION BELOW AND ATTACH ANY REQUIRED STATE REPLACEMENT AND/OR 1035 EXCHANGE/TRANSFER
                       FORMS. USE THE SPECIAL REQUESTS SECTION FOR ADDITIONAL INSURANCE COMPANIES AND CONTRACT NUMBERS.
     Insurance Company Name                  Contract Number            Contract Type Being Replaced
                                                                       / / Life Insurance   / / Fixed Annuity   / / Variable Annuity
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8.   OPTIONAL DEATH BENEFIT   SUBJECT TO STATE AVAILABILITY. ANNUITANT(S) MUST NOT BE OVER 70 AT ISSUE. IF AN OPTION IS NOT
     SELECTED, THE STANDARD DEATH BENEFIT IS THE DEFAULT.
          / / Stepped-Up Death Benefit        / / Premier Death Benefit.
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    25-12600 12/99                                                                        1600-OA
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15.  PRE-AUTHORIZED CHECKING (PAC) FOR ADDITIONAL PURCHASE PAYMENTS             PAC AMOUNT          PAC START DATE (MO/DAY/YR)
     Each month deduct from my account shown on the ATTACHED VOIDED
     CHECK, the amount indicated in the box at the right.  PAYMENTS
     WILL BE APPLIED ACCORDING TO THE ALLOCATIONS ON THIS APPLICATION                               _____/_____/_____
     OR MORE CURRENT INSTRUCTIONS, IF ANY.  TO BEGIN PAC, THE FIRST             $                   DEFAULT START DATE IS
     MINIMUM INSTALLMENT MUST ACCOMPANY THIS APPLICATION.                        _____________      ONE MONTH FROM ISSUE.
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16.  TRANSFERS  CHOOSE ONE OF THE FOUR TRANSFER OPTIONS UNDER SECTION A.  INDICATE A SINGLE SOURCE ACCOUNT AND DIFFERENT TARGET
     ACCOUNTS.  IF SECTION 11 IS BLANK, 100% OF PURCHASE PAYMENT WILL BE ALLOCATED TO THE SOURCE ACCOUNT BELOW.
     A. DOLLAR COST AVERAGING TRANSFER AND TERM OPTIONS                              EARNINGS SWEEP TRANSFER OPTION

        1. / / Deplete the source account in ______# of transfers               4. / / Sweep the previous period's earnings

        2. / / Transfer $__________ each time for ____ years or ____ months        Take from one of the following accounts

        3. / / Transfer ______% annually for ____ years or ____ months            / / Fixed Option     / / Money Market
     -------------------------------------------------------------------------------------------------------------------------------
     B. TRANSFER FREQUENCY  DEFAULT IS MONTHLY.                                 C. START DATE (MO/DAY/YR)  DEFAULT START DATE
                                                                                   IS ONE MONTH FROM ISSUE
S       / / Monthly    / / Quarterly   / / Semi-Annually   / / Annually                                            _____/_____/_____
M    -------------------------------------------------------------------------------------------------------------------------------
A    D. SOURCE ACCOUNT  COMPLETE IF 1, 2, OR 3 IS                E. TARGET ACCOUNT  MUST BE DIFFERENT THAN SOURCE ACCOUNT. INDICATE
R    SELECTED ABOVE FROM SECTION A. CHOOSE ONE. SOURCE              EITHER WHOLE PERCENTAGE OR DOLLAR AMOUNTS.
G    ACCOUNT CANNOT BE TARGET ACCOUNT.
O                                   / / Mid-Cap Value               Aggressive Equity _____________      Mid-Cap Value _____________
R       / / Aggressive Equity       / / Equity Index                 Emerging Markets _____________       Equity Index _____________
P       / / Emerging Markets        / / Small-Cap Index          Diversified Research _____________    Small-Cap Index _____________
        / / Diversified Research    / / REIT                         Small-Cap Equity _____________               REIT _____________
L       / / Small-Cap Equity        / / Intl. Value                   Intl. Large-Cap _____________        Intl. Value _____________
A       / / Intl. Large-Cap         / / Govt. Securities              Bond and Income _____________   Govt. Securities _____________
N       / / Bond and Income         / / Managed Bond                           Equity _____________       Managed Bond _____________
O       / / Equity                  / / Money Market                   Multi-Strategy _____________       Money Market _____________
I       / / Multi-Strategy          / / High Yield Bond                 Equity Income _____________    High Yield Bond _____________
T       / / Equity Income           / / Large-Cap Value                     Growth LT _____________    Large-Cap Value _____________
P       / / Growth LT               / / Fixed
O                                                                     TOTAL MUST EQUAL 100% OR FULL $ TRANSFER AMOUNT  _____________
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17.  PRE-AUTHORIZED WITHDRAWALS  WITHDRAWAL TO BE ISSUED BY CHECK UNLESS SECTION 1 IS COMPLETED AND VOIDED CHECK ATTACHED.
     A. CHOOSE ONE WITHDRAWAL OPTION                                      B. WITHDRAWAL AMOUNT TO BE
                                                   % of contract             / / Net of Charges          / / Gross of charges
        / / $__________ each time / / __________   value annually            DEFAULT WILL BE GROSS OF CHARGES.
                                                                             AVAILABLE FOR DOLLAR AMOUNT ONLY.
     -------------------------------------------------------------------------------------------------------------------------------
     C. 72(t)/72(q)  CHECK BOX IF WITHDRAWAL IS A           D. START DATE (MO/DAY/YR)          E. FREQUENCY  DEFAULT IS MONTHLY.
            CONTINUATION OF A SERIES OF SUBSTANTIALLY                                             / / Monthly     / / Semi-Annually
            EQUAL PERIODIC PAYMENTS UNDER SECTION IRC            _____/_____/_____                / / Quarterly   / / Annually
        / / 72(t) OR 72(g) NOT CALCULATED BY PACIFIC LIFE.  DEFAULT START DATE IS ONE
                                                            MONTH FROM ISSUE.
     -------------------------------------------------------------------------------------------------------------------------------
     F. DURATION  ENTER EITHER THE NUMBER OF                G. FEDERAL TAXES  IF NOT SPECIFIED, THE MINIMUM
        MONTHS OR YEARS.                                       10% FEDERAL TAX ON NON-QUALIFIED CONTRACTS AND   / / Do Not Withhold
        / / MONTHS _________ / / YEARS _________               IRAS WILL BE WITHHELD. MANDATORY 20% ON
                                                               QUALIFIED CONTRACTS WILL BE WITHHELD. STATE      / / Withhold ______%
                                                               MANDATED INCOME TAX WILL BE WITHHELD WHERE
                                                               REQUIRED BY LAW.
     -------------------------------------------------------------------------------------------------------------------------------
     H. SOURCE  FOR DOLLAR AMOUNT WITHDRAWALS ONLY, CHOOSE ONE OR MORE SOURCES.  OTHERWISE, WITHDRAWALS WILL BE TAKEN
        PROPORTIONALLY FROM CURRENT ALLOCATIONS.  INDICATE DOLLAR AMOUNTS THAT EQUAL THE TOTAL IN 17A.

           Aggressive Equity ___________           Equity ___________       Equity Index ___________      Managed Bond ___________
            Emerging Markets ___________   Multi-Strategy ___________    Small-Cap Index ___________      Money Market ___________
        Diversified Research ___________    Equity Income ___________               REIT ___________   High Yield Bond ___________
            Small-Cap Equity ___________        Growth LT ___________        Intl. Value ___________   Large-Cap Value ___________
             Intl. Large-Cap ___________    Mid-Cap Value ___________   Govt. Securities ___________             Fixed ___________
             Bond and Income ___________
     -------------------------------------------------------------------------------------------------------------------------------
     I. 3RD PARTY PAYEE - COMPLETE THIS SECTION ONLY IF YOU WANT THE DISTRIBUTIONS TO BE ELECTRONICALLY TRANSFERRED TO YOUR BANK
     OR MAILED TO SOMEONE OTHER THAN THE OWNER.  IF THE DISTRIBUTIONS ARE BEING ELECTRONICALLY TRANSFERRED TO A CHECKING ACCOUNT,
     PLEASE ATTACH A VOIDED CHECK.  IF ELECTRONICALLY TRANSFERRED TO A SAVINGS ACCOUNT, PLEASE ATTACH A DEPOSIT SLIP.
        Name of Institution/Individual  IF INDIVIDUAL, FIRST, MIDDLE, LAST NAME.          Account Number

       -----------------------------------------------------------------------------------------------------------------------------
        Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)

       -----------------------------------------------------------------------------------------------------------------------------
        City, State & ZIP Code                                                                 ABA Number  FOR DIRECT DEPOSIT.

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    25-12600 12/99                                                                        1600-OA


                 Owner's Signature              Date            Joint Owner's Signature  IF APPLICABLE           Date
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19.  AGENT'S STATEMENT  Do you have reason to believe that any existing life insurance or annuity has been (or will be)
     surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued?
     / / Yes / / No  IF YES, EXPLAIN IN REPLACEMENT SECTION 7.

     I certify that I am authorized and qualified to discuss this contract.  I have explained to the applicant how the annuity will meet their insurable needs and financial objectives.  I have discussed the appropriateness of replacement, if applicable.

     SIGN HERE

     -------------------------------------------------------------------------------------------------------------------------------
                  Agent's Signature                  Print Agent's Full Name                         Agent's ID Number

     (     )
     -------------------------------------------------------------------------------------------------------------------------------
                 Agent's Phone Number                              Agent's E-Mail Address


     -------------------------------------------------------------------------------------------------------------------------------
                                Broker/Dealer's Name                                  Brokerage Account Number OPTIONAL.

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    25-12600 12/99                                                                        1600-OA
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9.   TELEPHONE/ELECTRONIC AUTHORIZATION   I WILL RECEIVE THIS PRIVILEGE
     AUTOMATICALLY. By checking "yes," I am authorizing and directing Pacific
     Life to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Pacific Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim,
     liability, loss or cost.                                      / / Yes

10.  ELECTRONIC DELIVERY AUTHORIZATION   By checking "yes," I authorize Pacific
     Life to provide my statements, prospectuses and other information electronically. I understand that I must have internet access to use this service and there may be access fee charges by the internet service
     provider.                                                     / / Yes

11.  ALLOCATION OPTIONS   IF REBALANCING, USE PERCENTAGES ONLY. SEE INSTRUCTIONS
     FOR PORTFOLIO MANAGER NAMES.

       Aggressive Equity_____________           Equity_____________      Equity Index______________      Managed Bond____________
        Emerging Markets_____________   Multi-Strategy_____________   Small-Cap Index______________      Money Market____________
    Diversified Research_____________    Equity Income_____________              REIT______________   High Yield Bond____________
        Small-Cap Equity_____________        Growth LT_____________       Intl. Value______________   Large-Cap Value____________
         Intl. Large-Cap_____________    Mid-Cap Value_____________  Govt. Securities______________             Fixed____________
        Bond and Income______________                   MUST EQUAL EITHER 100% OR FULL PURCHASE PAYMENT AMOUNT       ____________

12. REBALANCING / / Yes, rebalance the variable accounts to the allocations indicated in Section 11.
     CHOOSE ONE FREQUENCY. DEFAULT IS QUARTERLY.
     / / Quarterly        / / Semi-Annually   / / Annually

     Start Date (MO/DAY/YR) DEFAULT IS FIRST BUSINESS DAY OF FREQUENCY SELECTED. __/__/____

13.  SPECIAL REQUESTS   IF ADDITIONAL SPACE IS NEEDED, ATTACH LETTER SIGNED AND
     DATED BY OWNER(S).



14. ANNUITY START DATE CONTRACT WILL ANNUITIZE ON THIS DATE. START DATE CANNOT BE PRIOR TO THE FIRST CONTRACT ANNIVERSARY. IF NO DATE IS CHOSEN, ANNUITY START DATE IS THE MAXIMUM DEFERRAL AGE LISTED IN YOUR CONTRACT.

     Annuity Start Date (MO/DAY/YR)
     __/__/____

18. STATEMENT OF APPLICANT MY AGENT AND I DISCUSSED MY FINANCIAL BACKGROUND AND AS A RESULT I BELIEVE THIS CONTRACT WILL MEET MY INSURABLE NEEDS AND FINANCIAL OBJECTIVES. I HAVE CONSIDERED THE APPROPRIATENESS OF FULL OR PARTIAL REPLACEMENT OF ANY EXISTING LIFE INSURANCE OR ANNUITY, IF APPLICABLE. I UNDERSTAND THAT CONTRACT VALUES MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNTS. CONTRACT VALUES UNDER THE VARIABLE ACCOUNTS ARE VARIABLE AND ARE NOT GUARANTEED. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT MAY VARY AS TO DOLLAR AMOUNT TO THE EXTENT THAT THEY ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SELECTED PORTFOLIO(S).

          I have received prospectuses. I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief, and agree that this application will be part of the annuity contract issued by Pacific Life. I acknowledge that corrections to my contract may be made from the application. My acceptance of this contract constitutes acceptance of these corrections. If there are joint applicants, the contract, if issued, will be owned by the joint applicants as Joint Tenants With The Right Of Survivorship and not as Tenants In Common.

          ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES. Any portion of this contract allocated to one or more of the variable investment options is not covered by an insurance guaranty fund or other solvency protection arrangement because that portion of this contract is held in a separate account under which the risk is borne by the policyholder.

          MY SIGNATURE CERTIFIES, UNDER PENALTY OF PERJURY, THAT THE TAXPAYER IDENTIFICATION NUMBER PROVIDED IS CORRECT. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: I AM EXEMPT; OR I HAVE NOT BEEN NOTIFIED THAT I AM SUBJECT TO BACKUP WITHHOLDING RESULTING FROM FAILURE TO REPORT ALL INTEREST OR DIVIDENDS; OR I HAVE BEEN NOTIFIED THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (STRIKE OUT THE PRECEDING SENTENCE IF SUBJECT TO BACKUP WITHHOLDING.) THE IRS DOES NOT REQUIRE MY CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.



     ______________________________  __________________________________________
          Signed at City                State Where Application Signed

     _________________  _______  _____________________________________  _______
     Owner's Signature    Date   Joint Owner's Signature IF APPLICABLE   Date

19.  AGENT'S STATEMENT   Do you have reason to believe that any existing life
     insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued?
     / / Yes / / No IF YES, EXPLAIN IN REPLACEMENT SECTION 7.

     I certify that I am authorized and qualified to discuss this contract. I have explained to the applicant how the annuity will meet their insurable needs and financial objectives. I have discussed the appropriateness of replacement, if applicable.


     ______________________  __________________________  ______________________
        Agent's Signature      Print Agent's Full Name      Agent's ID Number

     (   )
     _________________________________   ______________________________________
          Agent's Phone Number                 Agent's E-Mail Address

     _________________________________   ______________________________________
           Broker/Dealer's Name            Brokerage Account Number OPTIONAL